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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we consent to the incorporation by reference in the previously filed registration statement of IPC Holdings, Ltd. on Form S-8 (File No. 333-19149) of our reports dated February 3rd, 1998, included or incorporated by reference in this Amendment No. 1 to Annual Report on Form 10-K.

ARTHUR ANDERSEN & CO.
Hamilton, Bermuda
April 21, 1998